UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Tri-Isthmus Group, Inc.
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TRI-ISTHMUS GROUP, INC.
9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
U.S.A.
T: 310-860-2501
F: 310-860-1854
www.tig3.com
September 5, 2008
To Our Stockholders:
     I am pleased to invite you to attend the 2008 Annual Meeting of Stockholders of Tri-Isthmus Group, Inc. (the “Company”) to be held on Monday, September 29, 2008, at 10:00 a.m. local time, at the offices of K&L Gates LLP, 1717 Main Street, Suite 2800, Dallas, TX 75201.
     Details regarding the business to be conducted at the meeting are fully described in the accompanying Notice of Annual Meeting and Proxy Statement. I urge you to exercise your rights as a stockholder to vote and participate in this process. Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote in person or by mailing a proxy card. Voting by written proxy will ensure your representation at the annual meeting if you do not attend and vote in person. Please review the instructions on the proxy card regarding each of these voting options.
     Your Board of Directors and management are committed to the success of the Company and the enhancement of your investment. As Chairman of the Board of Directors and Chief Executive Officer, I thank you for your ongoing support and continued interest in the Company.
Sincerely,

David Hirschhorn
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE FOR TRANSITION PERIOD 2007, FISCAL 2007 AND FISCAL 2006
GRANT OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS IN TRANSITION PERIOD 2007
OPTION EXERCISES AND STOCK VESTED DURING TRANSITION PERIOD 2007
PENSION BENEFITS
NON-QUALIFIED DEFERRED COMPENSATION
DIRECTOR COMPENSATION
CERTAIN TRANSACTIONS
REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN
WHERE YOU CAN FIND MORE INFORMATION
OTHER MATTERS

Tri-Isthmus Group, Inc.
9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
TRI-ISTHMUS GROUP, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 29, 2008
TO THE STOCKHOLDERS:
     NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of Tri-Isthmus Group, Inc., a Delaware corporation (the “Company”), will be held on Monday, September 29, 2008, at 10:00 a.m. local time, at the offices of K&L Gates LLP, 1717 Main Street, Suite 2800, Dallas, TX 75201, for the following purposes:
1.	To elect five (5) directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (Proposal No. 1);
2.	To ratify the appointment of Whitley Penn LLP, as the independent accountants of the Company for the fiscal year ending September 30, 2008 (Proposal No. 2); and
3.	To transact any other business that is properly brought before the meeting or any adjournments or postponements thereof.
     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. A copy of our Annual Report on Form 10-KT/A for the transition period ended September 30, 2007 is being mailed to stockholders together with the Proxy Statement.
     Stockholders of record at the close of business on September 2, 2008, will be entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.
     All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.
By Order of the Board of Directors,

David Hirschhorn
Chairman and Chief Executive Officer
September 5, 2008
YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY TODAY.

Tri-Isthmus Group, Inc.
9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
PROXY STATEMENT
2008 Annual Meeting of Stockholders
To Be Held on September 29, 2008
     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri-Isthmus Group, Inc. (the “Board of Directors”) for use at our 2008 Annual Meeting of Stockholders to be held on Monday, September 29, 2008, at 10:00 a.m. local time, at the offices of K&L Gates LLP, 1717 Main Street, Suite 2800, Dallas, TX 75201, and at any adjournments or postponements thereof, for the following purposes:
1.	To elect five directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (Proposal No. 1);
2.	To ratify the appointment of Whitley Penn LLP, as the independent accountants of the Company for the fiscal year ending September 30, 2008 (Proposal No. 2); and
3.	To transact any other business that is properly brought before the meeting or any adjournments or postponements thereof.
     These proxy solicitation materials were mailed on or about September 5, 2008, to all stockholders entitled to vote at the 2008 Annual Meeting of the stockholders of the Company.

GENERAL
Record Date; Stockholders Entitled to Vote
     Only stockholders of record at the close of business on September 2, 2008 (the “record date”) are entitled to vote at the annual meeting or at any postponements or adjournments thereof. As of the close of business on September 2, 2008, there were 9,103,285 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), 67,600 shares of Series 1-A Preferred Stock, 3,900 shares of Series 2-A Preferred Stock, 8,987 shares of Series 5-A Preferred Stock, and 3,585 shares of Series 6-A Preferred Stock outstanding and entitled to vote at the meeting.
     Each share of the Common Stock is entitled to one vote, each share of the Company’s Series 1-A Preferred Stock is entitled to 1.12 votes for a total of approximately 75,712 votes, each share of Series 2-A Preferred Stock is entitled to 1.42 votes for a total of approximately 5,538 votes, each share of Series 5-A Preferred Stock is entitled to 3,200 votes for a total of approximately 28,758,400 votes and each share of Series 6-A Preferred Stock is entitled to 3,200 votes for a total of 11,472,000 votes. Fractional shares shall not be entitled to a vote. The holders of the Common Stock and preferred stock will vote together as a single class at the meeting. Shares may not be voted cumulatively for the election of directors.
Quorum
     The presence in person, or by a properly executed proxy, of the holders of securities entitled to cast a majority of the votes at the annual meeting is necessary to constitute a quorum. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained. In general, shares represented by a properly executed proxy will be counted as shares present and entitled to vote at the annual meeting for the purposes of determining a quorum, without regard to whether the proxy reflects votes withheld or abstentions or reflects a broker non-vote on a matter (i.e., where a proxy is not voted on a particular matter because voting instructions have not been received and the broker does not have discretionary authority to vote).
Vote Required
     Under Delaware law, directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting (Proposal 1). This means that the director nominees with the most affirmative votes will be elected to fill the available seats. If you vote “Withheld” with respect to the election of a director nominee, your shares will not be voted with respect to the person indicated and will have no effect on the outcome of the election of directors.
     The affirmative vote of a majority of the voting power present in person or by proxy is required to ratify the appointment of Whitley Penn LLP, as the independent accountants of the Company for the fiscal year ending September 30, 2008 (Proposal No.2). Abstentions will count as a vote against this proposal, but broker non-votes will have no effect.
     The Company’s Board of Directors unanimously recommends that you vote “FOR” the election of management’s director nominees and “FOR” the proposal to ratify the appointment of Whitley Penn LLP.
Voting
     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares. Unless you give other instructions on your proxy, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.
     You can revoke your proxy at any time before it is voted at the annual meeting by sending written notice to our Beverly Hills, California office addressed to our Secretary, submitting another timely proxy by mail or attending the annual meeting and voting in person.
“Householding” of Proxy Materials
     Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports, which results in cost savings for the Company. The practice of “householding” means that only one copy of the proxy statement and annual report will be sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of either document to any stockholder of the Company who contacts the Company’s investor relations department at (310) 860-2501 requesting such copies. If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement and annual report.

Stockholder List
     A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting at the annual meeting.
Validity
     All questions as to the validity, form, eligibility, including time of receipt, and acceptance of proxy cards will be determined by the inspectors of the election. The determination of the inspectors of the election will be final and binding. We may accept proxies by any reasonable form of communication so long as we can reasonably be assured that the communication is authorized by one of our stockholders.
Solicitation
     Proxies are being solicited by and on behalf of our Board of Directors. We will pay the cost of soliciting proxies from our stockholders as well as all mailing fees incurred in connection with this proxy statement. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of our Common Stock, and these persons will be reimbursed for their reasonable out-of-pocket expenses.
Deadline for Receipt of Stockholder Proposals
     We currently intend to hold our 2009 Annual Meeting of Stockholders in March 2009 and to mail proxy statements relating to the 2009 Annual Meeting in February 2009. Stockholder proposals intended to be presented at the 2008 Annual Meeting and included in the proxy statement and form of proxy relating to that meeting must be received by us in writing to our offices in Beverly Hills, California, addressed to our Secretary, by December 31, 2008, in order to be considered timely. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. In addition, the proxy solicited by the Board of Directors relating to the 2009 Annual Meeting of Stockholders may confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal by December 31, 2008.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     Our Board of Directors is currently comprised of five directors. All five current directors will stand for election at the annual meeting. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee, if elected, will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the 2008 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.
     The following table sets forth the names, ages and positions with the Company, followed by a description of each nominee’s business experience and public company directorships held during the past five years, and any arrangement or understanding pursuant to which such person was selected as a director or nominee. There are no family relationships among our directors or executive officers.
Nominees

Name	Age	Position

David Hirschhorn	46	Chairman of the Board of Directors and Chief Executive Officer
Dennis M. Smith	57	Director and Chief Financial Officer
Todd Parker (1)	45	Director
Robert N. Schwartz, PhD. (1)(2)	68	Director
Richardson E. Sells (1)(2)	62	Director

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee
     David Hirschhorn. Mr. Hirschhorn has been Chairman and Chief Executive Officer of our Company since July 18, 2005. A specialist in financing and turnarounds, Mr. Hirschhorn has managed and/or consulted in over $1 billion in transactions. In 2001, Mr. Hirschhorn founded the Amara Group, an investment firm he co-managed. Previously, he was a CEO and chairman of a number of turnarounds and start-ups. From 1994 to 1997, Mr. Hirschhorn was a managing director at Cruttenden Roth (now known as Roth Capital Partners), where he advised clients and raised capital in a wide variety of industries. Prior to Cruttenden Roth, he worked at The Nikko Securities Co. International, Inc. as a vice president in their New York office, where as part of a team he built a new department that provided financial advice and raised capital for domestic and international clients. He also worked for Deloitte & Touche as a senior consultant in New York, and began his career as a consultant for KPMG Peat Marwick. Mr. Hirschhorn earned a BA from the University of Michigan in Political Science.
     Dennis M. Smith. Dennis M. Smith was re-appointed as our Company’s chief financial officer in October 2007. He has served as a director on our Company’s board since 2001. Mr. Smith was our Vice Chairman from June 2001 through August 2005, following our acquisition of substantially all of the assets of NetCel360. He was our Chief Strategy Officer from July 2001 through July 2005 and was also our Chief Financial Officer from December 2001 through July 2005. Mr. Smith was a co-founder of NetCel360 and lived and worked in finance in Asia from 1976 through 2005. In 1984 he co-founded ChinaVest, one of the earliest and largest independent private equity firms in Asia. Prior to joining ChinaVest, Mr. Smith held senior positions in commercial banking and investment banking with First Chicago Corp. in Hong Kong, Singapore and the Philippines. From February of 2006 through August 2007, Mr. Smith was founder and Chief Executive Officer of Cross Shore Acquisition Corp., a Delaware special purpose acquisition corporation, listed on the Alternative Investment Market of the London Stock Exchange. In August 2007, Cross Shore merged with ReSearch Pharmaceutical Services, Inc., a Pennsylvania-based clinical research outsourcing company. He holds a BA and MBA degree from Loyola University of Chicago.
     Todd Parker. Mr. Parker has served on our Board of Directors since July 18, 2005. Since 2002, Mr. Parker has been a Managing Director at Hidden River, LLC, a firm specializing in Mergers and Acquisitions consulting services to the wireless and communications industry. Previously and from 2000 to 2002, Mr. Parker was the founder and CEO of HR One, a human resources solutions provider and software company. Mr. Parker has also held senior executive and general manager positions with AirTouch Corporation where he managed over 15 corporate transactions and joint venture formations with a total value of over $6 billion. Prior to AirTouch, Mr. Parker worked for Arthur D. Little as a consultant. Mr. Parker earned a BS from Babson College in Entrepreneurial Studies and Communications.
     Robert N. Schwartz, Ph.D. Dr. Schwartz has served on our Board of Directors since August 1998. Since 1979, Dr. Schwartz has been a visiting professor at U.C.L.A. and, since December 2000, the owner of a scientific consulting company, Channel Islands

Scientific Consulting. From 1981 to 2000, Dr. Schwartz was a Senior Research Scientist at HRL Laboratories, LLC, Malibu, California. He has a B.A. in Mathematics, Chemistry and Physics, an M.S. in Chemical Physics from the University of Connecticut and a Ph.D. in Chemical Physics from the University of Colorado.
     Richardson E. Sells. Mr. Sells has served on our Board of Directors since April 2005. From January 29, 2001, Mr. Sells has served as Vice-President Global Sales, Cargo, of Northwest Airlines, Inc. Prior to joining Northwest Airlines, Mr. Sells was Managing Director, Hong Kong and China, for CV Transportation Services, LDC, from 1995 through December 31, 2000. Mr. Sells attended the University of Tennessee and has a Bachelors of Science degree from East Tennessee State University.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

PROPOSAL NO. 2
RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
     On February 5, 2008, the members of the Audit Committee of our Board of Directors unanimously approved the dismissal of Mendoza Berger & Company, LLP (“MBC”), as our independent registered public accounting firm. No report of MBC on the financial statements for the transition period ended September 30, 2007 (“Transition Period 2007”) contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principle. During Transition Period 2007 and the fiscal years ended January 31, 2007 and 2006 (respectively, “Fiscal 2007” and “Fiscal 2006”) and through February 11, 2008, there were no disagreements with MBC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MBC, would have caused it to make reference thereto in any report. During Transition Period 2007, Fiscal 2007 and Fiscal 2006 and through February 11, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
     On February 5, 2008, our Company engaged the firm of Whitley Penn, LLP (“Whitley Penn”) as the Company’s principal independent accountants to audit our financial statements. The members of the Company’s Audit Committee unanimously approved the engagement of Whitley Penn. Prior to the engagement of Whitley Penn, neither the Company nor any person on the Company’s behalf consulted Whitley Penn regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
     The Board of Directors, following the recommendation of its Audit Committee, has retained Whitley Penn as independent accountants to audit the consolidated financial statements of our Company and its subsidiaries for the fiscal year ending September 30, 2008 (“Fiscal 2008”). Whitley Penn has served the Company as its independent accountants and independent auditors since February 5, 2008. Representatives of Whitley Penn and MBC are not expected to be present at the Annual Meeting, but are expected to be available by telephone to respond to appropriate questions at the Annual Meeting.
     Although this appointment of Whitley Penn as independent accountants is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock and preferred stock present in person or represented by proxy at the annual meeting) is not received, the Board will reconsider the appointment. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.
     We have engaged Whitley Penn to audit our financial statements for Fiscal 2008. MBC audited our financial statements for Transition Period 2007. The decision to engage Whitley Penn as our independent auditors for Fiscal 2008 has been approved by the the Audit Committee.
Fees
     Aggregate fees for professional services rendered to us by MBC for Transition Period 2007, Fiscal 2007 and Fiscal 2006 were:

	Transition
	Period 2007	Fiscal 2007	Fiscal 2006

Audit	$62,000	$61,000	$91,000

Audit Related	—	—	—

Tax	$19,000	—	$1,822

Total	$81,000	$61,000	$92,822

     Audit fees for Transition Period 2007, Fiscal 2007 and Fiscal 2006, respectively, were for professional services rendered for the audits of our consolidated financial statements and the statutory audits of certain subsidiary companies and the quarterly reviews of the financial statements included in our Forms 10-Q.

     Audit Related fees for the Transition Period 2007, Fiscal 2007 and Fiscal 2006, respectively, were for accounting consultations in connection with capital issuances and review of responses to various SEC comment letters.
     Tax fees for the years ended Transition Period 2007, Fiscal 2007 and Fiscal 2006, respectively, were for services related to tax compliance and advisory services including assistance with review of tax returns, advice on goods and services taxes and duties in various jurisdictions and ad hoc corporate tax planning and advice.
     The Audit Committee has advised us that it has determined that the non-audit services rendered by our independent auditors during Transition Period 2007, Fiscal 2007 and Fiscal 2006 are compatible with maintaining the independence of the auditors.
Audit Committee Pre-Approval Policies and Procedures
     Our Audit Committee pre-approves audit and non-audit services provided by our independent auditors at its quarterly meetings.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF WHITLEY PENN AS INDEPENDENT ACCOUNTANTS
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION
Executive Officers of the Company

Name	Age	Position

David Hirschhorn	46	Chairman of the Board of Directors, Chief Executive Officer
Dennis M. Smith	57	Chief Financial Officer
Board Meetings and Committees
     The Board of Directors held one meeting during Transition Period 2007. On seven other occasions, the Board of Directors took actions through unanimous written consents. Each director nominee attended all meetings of the Board of Directors and the committees of the Board of Directors on which he was a member, if any, held during the Transition Period 2007.
     At the beginning of the Transition Period 2007, our Board of Directors was comprised of the following current five members: David Hirschhorn, Dennis M. Smith, Todd Parker, Richardson E. Sells and Robert N. Schwartz. Mr. Hirschhorn was appointed as Chairman of the Board in July 2005.
     The Audit Committee, which held one meeting during Transition Period 2007, assists the Board’s oversight of our financial statements and compliance with legal and regulatory requirements and the qualifications and performance of our independent auditor. The Audit Committee currently has three members, Mr. Parker, Mr. Sells and Dr. Schwartz. Each of Messrs. Parker and Sells and Dr. Schwartz are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards, but none of Messrs. Parker and Sells or Dr. Schwartz is considered an “audit committee financial expert” as such term is currently defined under the applicable rules and regulations of the SEC. Our Board of Directors has adopted a written charter for our Audit Committee as of April 22, 2008.
     We have a compensation committee performing the functions customary of a compensation committee. The Compensation Committee was constituted during Fiscal 2008. The Compensation Committee currently has two members: Mr. Sells and Dr. Schwartz. Each of Mr. Sells and Dr. Schwartz are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.
     We do not have a nominating committee or a committee performing the functions of a nominating committee. Our Board of Directors fulfills the roles of this committees. It is the position of our Board of Directors that it is appropriate for us not to have a separate nominating committees at this time in light of our size and our level of operations. Moreover, at present we are not required to have a nominating committee until such time as we are listed on a stock exchange in which event we would have to abide by the applicable rules and regulations of such stock exchange.
Stockholder Communications with the Board of Directors
     Our stockholders may communicate with the members of our Board of Directors and can recommend nominees to our Board of Directors by writing directly to our Board of Directors or specified individual directors at the following address: Tri-Isthmus Group, Inc., Attn: Corporate Secretary, 9663 Santa Monica Blvd., #959, Beverly Hills, California 90210. Our Secretary will deliver stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.
Compensation of Directors
     Mr. Hirschhorn and Mr. Smith are the only directors also serving as full-time employees of the Company. They receive no additional compensation for their services as directors. With respect to non-employee, independent directors, our philosophy is to provide competitive compensation necessary to attract and retain qualified non-employee, independent directors.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who beneficially own more than ten percent of our Common Stock, to file with the SEC reports of beneficial ownership on Form 3 and changes in beneficial ownership of our Common Stock and other equity securities on Form 4 or Form 5. SEC regulations require all officers, directors and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during, and Forms 5 and amendments thereto furnished to us with respect to, Transition Period 2007, and any written representations from reporting persons that no Form 5 is required, the following table sets forth information regarding each person who, at any time during Transition Period 2007, was a director, officer or beneficial owner of more than 10% of our Common Stock who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during Transition Period 2007 or prior fiscal years:

		Number of
		Transactions Not	Known Failures
	Number of Late	Reported On a	To File a
Name	Reports	Timely Basis	Required Form

David Hirschhorn	1	1	Form 5 due Mar. 15, 2007
Todd Parker	1	1	Form 5 due Mar. 15, 2007
Dennis M. Smith	1	1	Form 5 due Mar. 15, 2007
Code of Ethics
     On April 22, 2008, we adopted a code of ethics (“Code of Ethics”). This Code of Ethics applies to members of our Board of Directors, our Chief Executive Officer, our President, our Chief Operations Officer, our Chief Financial Officer, each financial or accounting officer at the level of the principal accounting officer or controller and all other Section 16 reporting executive officers and all employees of our Company. We adopted an appropriate code of ethics consistent with the ambulatory surgery center and rural hospital industries and related institutionally accepted corporate governance practices for such industries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Common Stock
     The following table sets forth certain information, as of September 2, 2008, regarding the beneficial ownership of our Common Stock, including Common Stock issuable upon conversion of all preferred convertible securities, options, warrants and other convertible securities, by (i) all persons or entities who beneficially own 5% or more of our Common Stock, (ii) each of our current directors, (iii) each of our current executive officers, and (iv) all of our current executive officers and directors as a group, in each case, to the best of our knowledge. As of September 2, 2008, there were 9,103,285 shares of Common Stock outstanding and 68,098,971 shares of Common Stock on a fully-diluted basis, with each share of Common Stock being entitled to one vote.

		Percent of
	Number of	Total
	Shares	Common	Percent of
	Beneficially	Stock	Total
Name of Beneficial Owner(1)	Owned	Outstanding (2)	Outstanding (3)
Greater Than 5% Beneficial Owners

SMP Investments I, LLC (4) c/o HSP Group, LLC 875 Prospect Street, Suite 220 La Jolla, CA 92037	11,214,285	55.2%	17.37%
Carol Schuster 3555 NW 58th Street Suite 700 Oklahoma City, OK 73112	4,250,000	46.7%	6.58%
Ciabbattoni Living Trust 8/17/2000 (5) 16 Lagunita Drive Laguna Beach, CA 92561	5,535,000	37.8%	8.58%
Mercantile Capital Partners I, L.P. 3201 Old Glenview Road Wilmette, Illinois 60091	648,860	7.1%	1.0%

Current Directors

David Hirschhorn (6) 9663 Santa Monica Boulevard Suite 959 Beverly Hills, CA 90210	1,725,000	18.0%	2.5%
Todd Parker (7) 9663 Santa Monica Boulevard Suite 959 Beverly Hills, CA 90210	863,000	9.5%	1.3%
Robert N. Schwartz, Ph.D (8) 6 Duquesa Dana Point, CA 92629	185,857	2.0%	*
Richardson E. Sells (9) 18 Audubon Pond Hilton Head, SC 29928	180,000	1.9%	*
Dennis M. Smith (10) 33 Gull Point Hilton Head, SC 29928	831,000	9.3%	1.22%

Current directors and executive officers as a group (5 persons) (11)	3,784,857	41.6%	5.6%

*	Less than 1%.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the securities listed have sole investment and voting power with respect to their shares. The number of shares shown as beneficially owned by any person or entity includes all Preferred Stock, options, warrants and other convertible securities currently exercisable by that person or entity within 60 days of September 2, 2008.

(2)	The percentages of beneficial ownership shown assume the exercise or conversion of all Preferred Stock, options, warrants and other securities convertible into common stock held by such person or entity currently exercisable within 60 days of September 2, 2008, but not the exercise or conversion of Preferred Stock, options, warrants and other convertible securities held by other holders of such securities.

(3)	Based on a total of 68,098,971 shares of common stock outstanding on a fully-diluted basis as of September 2, 2008, which includes shares of common stock issuable upon the conversion of our outstanding Preferred Stock and our subsidiary’s Series B preferred stock and shares of common stock issuable upon the exercise of stock options and warrants that are exercisable within 60 days of September 2, 2008.

(4)	Consists of (a) 1,250 shares of Series 5-A Convertible Preferred Stock, $0.01 par value, which could be deemed to be beneficially owned by the reporting person which are convertible into 4,000,000 shares of Common Stock at a price of $0.3125 per share; (b) warrants to purchase 1,200,000 shares of Common Stock at a price of $0.3125 per share which could be deemed to be beneficially owned by the reporting person; (c) warrants to purchase 2,100,000 shares of Common Stock at a price of $0.50 per share which could be deemed to be beneficially owned by the reporting person, (d) warrants to purchase 714,285 shares of Common Stock at a price of $0.45 per share which could be deemed to be beneficially owned by the reporting person, and (e) 1,000 shares of Series 6-A Convertible Preferred Stock, $0.01 par value, which could be deemed to be beneficially owned by the reporting person which are convertible into 3,200,000 shares of Common Stock at a price of $0.3125 per share.

(5)	Consists of (a) 600 shares of Series 5-A Convertible Preferred Stock, $0.01 par value, which could be deemed to be beneficially owned by the reporting person which are convertible into 1,920,000 shares of Common Stock at a price of $0.3125 per share; (b) warrants to purchase 600,000 shares of Common Stock at a price of $0.3125 per share which could be deemed to be beneficially owned by the reporting person; (c) warrants to purchase 1,095,000 shares of Common Stock at a price of $0.50 per share which could be deemed to be beneficially owned by the reporting person, and (d) 600 shares of Series 6-A Convertible Preferred Stock, $0.01 par value, which could be deemed to be beneficially owned by the reporting person which are convertible into 1,920,000 shares of Common Stock at a price of $0.3125 per share.

(6)	Consists of (a) 1,250,000 restricted shares of Common Stock granted in connection with Mr. Hirschhorn’s Employment Agreement, dated as of July 18, 2005; and (b) 475,000 shares beneficially owned by Mr. Hirschhorn in his capacity as President of Hope & Abel Investments, LLC, which directly holds (i) 125 shares of Series 5-A Preferred Stock, which are convertible into 400,000 shares of Common Stock, and (ii) warrants to purchase 75,000 shares of Common Stock at an exercise price of $0.50 per share, both which were issued in connection with Series 5-A Preferred Stock and Warrant Agreements, dated as of July 18, 2005 and September 18, 2006.

(7)	Consists of (a) 350,000 restricted shares of Common Stock granted in connection with Mr. Parker’s Employment Agreement, dated as of July 18, 2005; and (b) (i) 135 shares of Series 5-A Preferred Stock, which are convertible into 432,000 shares of Common Stock and (ii) warrants to purchase 81,000 shares of Common Stock at an exercise price of $0.50 per share, both which were issued in connection with the Series 5-A Preferred Stock and Warrant Agreements, dated as of July 18, 2005 and September 18, 2006.

(8)	Consists of (a) 982 shares directly owned by Dr. Schwartz; (b) 1,125 shares owned in a trust on behalf of Dr. Schwartz and (c) 183,750 shares of Common Stock issuable upon exercise of Dr. Schwartz’s stock options.

(9)	Consists of 180,000 shares of Common Stock issuable upon exercise of Mr. Sells’ stock options.

(10)	Consists of (a) 125 shares of Series 5-A Preferred Stock, which are convertible into 400,000 shares of Common Stock; (b) warrants to purchase 75,000 shares of common stock at an exercise price of $0.50 per share, both which were issued in connection with the Series 5-A Preferred Stock and Warrant Agreements, dated as of July 18, 2005 and September 18, 2006 and (c) 570,000 shares of Common Stock issuable upon exercise of Mr. Smith’s stock options within 60 days of September 2, 2008.

(11)	Includes shares held directly, as well as shares held jointly with family members, held in retirement accounts, held in a fiduciary capacity, held by certain of the group members’ families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting or investment powers. Also includes an aggregate of 383,750 shares of Common Stock issuable upon exercise of stock options.

Preferred Stock
      Series 1-A Convertible Preferred Stock
     The Series 1-A Preferred Stock votes as a single class with the Common Stock, the Series 2-A Preferred Stock, the Series 5-A Preferred Stock and the Series 6-A Preferred Stock, with each share of Series 1-A Preferred Stock, Series 2-A Preferred Stock, Series 5-A Preferred Stock and the Series 6-A Preferred Stock entitled to the number of votes equal to that number of shares of Common Stock into which it would then be converted (with any fractional share determined on an aggregate conversion basis being rounded down to the nearest whole share). Each share of the Series 1-A Preferred Stock is currently convertible into approximately 1.53 shares of Common Stock.
     The following table sets forth certain information as of September 2, 2008, regarding the beneficial ownership of Series 1-A Preferred Stock by (i) all persons or entities who beneficially own 5% or more of our Series 1-A Preferred Stock, (ii) each of our current directors, (iii) each of our current executive officers, and (iv) all of our current executive officers and directors as a group, in each case, to the best of our knowledge. As of September 2, 2008, there were 67,600 shares of Series 1-A Preferred Stock outstanding.

	Number of Shares	Percent of Total
	Beneficially	Series 1-A Preferred	Percent of Total
Name of Beneficial Owner	Owned	Stock Outstanding	Outstanding(1)

Greater Than 5% Beneficial Owners

Ron Soderling 901 Dove Street, Suite 270 Newport Beach, CA 92660	40,000	59.2%	*
First Clearing Corporation P.O. Box 6570 Glen Allen, VA 23058	20,000	29.6%	*
Susan Lacerra & Steven Tingey JT c/o Jefferies & Co. Inc. 650 California Street San Francisco, CA 94108	7,600	11.2%	*

*	Less than 1%.

(1)	The percentages of beneficial ownership assume the conversion into Common Stock of all Series 1-A Preferred Stock held by such person or entity and is based on a total of 68,098,971 shares of Common Stock outstanding on a fully-diluted basis as of September 2, 2008, which includes shares of Common Stock issuable upon the conversion of our outstanding preferred securities and shares of Common Stock issuable upon the exercise of stock options and warrants that are exercisable within 60 days of September 2, 2008.
      Series 2-A Convertible Preferred Stock
     The Series 2-A Preferred Stock votes as a single class with the Common Stock, Series 1-A Preferred Stock, Series 5-A Preferred Stock and Series 6-A Preferred Stock, with each share of Series 1-A Preferred Stock, Series 2-A Preferred Stock, Series 5-A Preferred Stock and Series 6-A Preferred Stock entitled to the number of votes equal to that number of shares of Common Stock into which it would then be converted (with any fractional share determined on an aggregate conversion basis being rounded down to the nearest whole share). Each share of Series 2-A Preferred Stock is currently convertible into approximately 1.42 shares of Common Stock.
     The following table sets forth certain information as of September 2, 2008, regarding the beneficial ownership of Series 2-A Preferred Stock by (i) all persons or entities who beneficially own 5% or more of our Series 2-A Preferred Stock, (ii) each of our current directors, (iii) each of our current executive officers, and (iv) all of our current executive officers and directors as a group, in each case, to the best of our knowledge. As of September 2, 2008, there were 3,900 shares of Series 2-A Preferred Stock outstanding.

Percent of Total
	Number of Shares	Series 2-A	Percent of
	Beneficially	Preferred	Total
Name of Beneficial Owner	Owned	Stock Outstanding	Outstanding(1)

Greater Than 5% Beneficial Owners

Ali R. Moghaddami 333 E. Glenoaks Boulevard, Suite 202 Glendale, CA 91207	3,900	100%	*

*	Less than 1%.

(1)	The percentages of beneficial ownership assume the conversion into Common Stock of all Series 2-A Preferred Stock held by such person or entity and is and is based on a total of 68,098,971 shares of Common Stock outstanding on a fully-diluted basis as of September 2, 2008, which includes shares of Common Stock issuable upon the conversion of our outstanding preferred securities and shares of Common Stock issuable upon the exercise of stock option and warrants that are exercisable within 60 days of September 2, 2008.
      Series 5-A Convertible Preferred Stock
     The Series 5-A Preferred Stock votes as a single class with the Common Stock, Series 1-A Preferred Stock, the Series 2-A Preferred Stock and Series 6-A Preferred Stock, with each share of Series 1-A Preferred Stock, Series 2-A Preferred Stock, Series 5-A Preferred Stock and Series 6-A Preferred Stock entitled to the number of votes equal to that number of shares of Common Stock into which it would then be converted (with any fractional share determined on an aggregate conversion basis being rounded down to the nearest whole share). Each share of the Series 5-A Preferred Stock is currently convertible into approximately 3,200 shares of Common Stock.
     The following table sets forth certain information as of September 2, 2008, regarding the beneficial ownership of Series 5-A Preferred Stock by (i) all persons or entities who beneficially own 5% or more of our Series 5-A Preferred Stock, (ii) each of our current directors, (iii) the executive officers listed in the Summary Compensation Table found below, and (iv) all of our current executive officers and directors as a group, in each case, to the best of our knowledge. As of September 2, 2008, there were 8,987 shares of Series 5-A Preferred Stock outstanding.

	Number of Shares	Percent of Total
	Beneficially	Series 5-A Preferred	Percent of Total
Name of Beneficial Owner	Owned	Stock Outstanding	Outstanding(1)
Greater Than 5% Beneficial Owners
SMP Investments I, LLC c/o HSP Group, LLC
875 Prospect Street, Suite 220 La Jolla, CA 92037-4264	1250	13.9%	5.87%
Ciabbattoni Living Trust 8/17/2000 (5) 16 Lagunita Drive Laguna Beach, CA 92561	600	6.7%	2.82%
The Richard Sambora Living Trust c/o Gelfand Rennert & Feldman, LLP
360 Hamilton Avenue, Suite 100 White Plains, NY 10601	500	5.6%	2.35%
South Bay Capital, LLC 960 3rd Street, # 204 Santa Monica, CA 90403	500	5.6%	2.35%
Current Directors and Officers
David Hirschhorn (2) 9663 Santa Monica Boulevard Suite 959 Beverly Hills, CA 90210	125	1.4%	*

	Number of Shares	Percent of Total
	Beneficially	Series 5-A Preferred	Percent of Total
Name of Beneficial Owner	Owned	Stock Outstanding	Outstanding(1)
Todd Parker 9663 Santa Monica Boulevard Suite 959 Beverly Hills, CA 90210	135	1.5%	*
Dennis M. Smith 33 Gull Point Hilton Head, SC 29928	125	1.4%	*
Current directors and executive officers as a group (3 persons)	385	4.3%	*

*	Less than 1%.

(1)	The percentages of beneficial ownership assume the conversion into Common Stock of all Series 5-A Preferred Stock held by such person or entity and is based on a total of 68,098,971 shares of Common Stock outstanding on a fully-diluted basis as of September 2, 2008, which includes shares of Common Stock issuable upon the conversion of our outstanding preferred securities and shares of Common Stock issuable upon the exercise of stock options and warrants that are exercisable within 60 days of September 2, 2008.

(2)	Includes shares beneficially owned by Mr. Hirschhorn in his capacity as President of Hope & Abel Investments, LLC, which directly holds 125 shares of Series 5-A Preferred Stock, which are convertible into 400,000 shares of Common Stock.
      Series 6-A Convertible Preferred Stock
     The Series 6-A Preferred Stock votes as a single class with the Common Stock, Series 1-A Preferred Stock, the Series 2-A Preferred Stock and Series 5-A Preferred Stock, with each share of Series 1-A Preferred Stock, Series 2-A Preferred Stock, Series 5-A Preferred Stock and Series 6-A Preferred Stock entitled to the number of votes equal to that number of shares of Common Stock into which it would then be converted (with any fractional share determined on an aggregate conversion basis being rounded down to the nearest whole share). Each share of the Series 6-A Preferred Stock is currently convertible into approximately 3,200 shares of Common Stock.
     The following table sets forth certain information as of September 2, 2008, regarding the beneficial ownership of Series 6-A Preferred Stock by (i) all persons or entities who beneficially own 5% or more of our Series 6-A Preferred Stock, (ii) each of our current directors, (iii) the executive officers listed in the Summary Compensation Table found below, and (iv) all of our current executive officers and directors as a group, in each case, to the best of our knowledge. As of September 2, 2008, there were 3,585 shares of Series 6-A Preferred Stock outstanding.

	Number of Shares	Percent of Total
	Beneficially	Series 6-A Preferred	Percent of Total
Name of Beneficial Owner	Owned	Stock Outstanding	Outstanding(1)

Greater Than 5% Beneficial Owners
SMP Investments I, LLC c/o HSP Group, LLC 875 Prospect Street, Suite 220 La Jolla, CA 92037	1000	27.89%	4.70%
Ciabbattoni Living Trust 8/17/2000 16 Lagunita Drive Laguna Beach, CA 92561	400	11.16%	1.88%
Hector S. Torres c/o Joseph Apuzzo CPA 150 Airport Rd, Suite 100 Pound Ridge, NY 10576	300	8.37%	1.41%

	Number of Shares	Percent of Total
	Beneficially	Series 6-A Preferred	Percent of Total
Name of Beneficial Owner	Owned	Stock Outstanding	Outstanding(1)
Darras Revocable Trust 09/02/1994 600 S. Indian Hill Blvd. Claremont, CA 91711	250	6.97%	1.18%
Evan L. Hand and Elizabeth R. Hand Jt Ten PO Box 1609 Monument, CO 80132	200	5.58%	*

*	Less than 1%.

(1)	The percentages of beneficial ownership assume the conversion into common stock of all Series 6-A Preferred Stock held by such person or entity and is based on a total of 68,098,971 shares of Common Stock outstanding on a fully-diluted basis as of September 2, 2008, which includes shares of common stock issuable upon the conversion of our outstanding preferred securities and shares of Common Stock issuable upon the exercise of stock options and warrants that are exercisable within 60 days of September 2, 2008.

EXECUTIVE OFFICER COMPENSATION
     The following summary compensation table sets forth information regarding compensation for Transition Period 2007, Fiscal 2007 and Fiscal 2006 for the persons who served during Transition Period 2007 as our chief executive officer(s) and chief financial officer(s), whom we will refer to as the “executive officers.” These are our only two executive officers, and we do not have any other executive officers who would have been among the highest paid executive officers if they had been an executive officer as of September 30, 2007. As reflected in the tables below, the primary components of our compensation program are cash compensation, consisting of a mix of base salary and cash bonus compensation and equity compensation, consisting of restricted stock grants.
SUMMARY COMPENSATION TABLE FOR TRANSITION PERIOD 2007, FISCAL 2007 AND FISCAL 2006

									Non-	Change in
									Equity	Pension Value
									Incentive	and
Name									Plan	Nonqualified	All other
and						Stock		Option	Compen-	Deferred	Compen-
Principal		Salary		Bonus		Awards		Awards	sation	Compensation	sation		Total
Position	Year	($)		($)		($)		($)	($)	Earnings	($)		($)
David Hirschhorn Chief Executive Officer (formerly Co-Chief Executive Officer and Co-Chief Financial Officer)	Transition Period 2007	$183,508		—	(1)	$99,041	(2)	—		—	—		$282,549
	Fiscal 2007	$223,724		$88,697	(3)	$83,333	(4)	—	—	—	—		$395,754
	Fiscal 2006	$112,985		$7,500		$41,667	(5)	—	—	—	$10,945	(6)	$173,097

Todd Parker (formerly Co-Chief Executive Officer and Co-Chief Financial Officer, resigned from both in Sep. 2007)	Transition Period 2007	—		—		—		—	—	—	—		—	(7)
	Fiscal 2007	$96,000		$63,698	(8)	$23,333	(9)	—	—	—	—		$183,051
	Fiscal 2006	$53,169		$7,500		$11,667	(10)	—	—	—	$6,200	(11)	$78,536

Dennis M. Smith Chief Financial Officer	Transition Period 2007	$200,000	(12)	—		—		—	—	—	—		$200,000
	Fiscal 2007	—		—		—		—	—	—	—		—	(13)
	Fiscal 2006	$154,367		—		—		—	—	—	$161,198	(14)	$315,565

(1)	Mr. Hirschhorn was entitled to a guaranteed bonus payment in the amount of $56,250 during Transition Period 2007. He did not receive this bonus during Transition Period 2007, but the Company has reserved this bonus amount in its financial statements. This accrued bonus has been paid subsequently in the current fiscal year.

(2)	Pursuant to his employment agreement, Mr. Hirschhorn was granted 1,250,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer. During Transition Period 2007, 275,114 of these shares accrued and have been recognized for financial statement reporting purposes. These shares are now fully vested.

(3)	Mr. Hirschhorn was entitled to a guaranteed bonus payment in the amount of $88,697 in Fiscal 2007. He did not receive this bonus in Fiscal 2007.

(4)	Pursuant to his employment agreement, Mr. Hirschhorn was granted 1,250,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer. One-third (1/3) of these shares of our Common Stock vest annually. 416,666 of these shares of our Common Stock vested at an average share price of $0.20 in Fiscal 2007. These shares are now fully vested.

(5)	Pursuant to his employment agreement, Mr. Hirschhorn was granted 1,250,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer. One-third (1/3) of these shares of our Common Stock vest annually. 208,333 of these shares of our Common Stock vested at an average share price of $0.20 in the Fiscal 2006.

(6)	Includes the following paid by us on behalf of or to Mr. Hirschhorn: (a) $8,208 for employer contribution for Medicare and OASDI; (b) $2,086 for Annual Leave Entitlement; and (c) $651 for Mandatory Social Security.

(7)	Mr. Parker did not earn or receive any compensation during Transition Period 2007.

(8)	Mr. Parker was entitled to a guaranteed bonus payment in the amount of $63,698 in Fiscal 2007. He did not receive this bonus in Fiscal 2007.

(9)	Pursuant to his employment agreement, Mr. Parker was granted 350,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer. One-third (1/3) of these shares of our Common Stock vest annually. 116,666 of these shares of our Common Stock vested at an average share price of $0.20 in Fiscal 2007.

(10)	Pursuant to his employment agreement, Mr. Parker was granted 350,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer. One-third (1/3) of these shares of our Common Stock vest annually. 58,333 of these shares of our Common Stock vested at an average share price of $0.20 in Fiscal 2006.

(11)	Includes the following paid by us on behalf of or to Mr. Parker: (a) $4,519 for employer contribution for Medicare and OASDI; (b) $982 for Annual Leave Entitlement; and (c) $698 for Mandatory Social Security.

(12)	Mr. Smith earned $200,000 in consulting fees in respect of consulting services he provided to the Company during Transition Period 2007 prior to becoming our Chief Financial Officer. Of this $200,000, $125,000 was paid to Mr. Smith during Transition Period 2007.

(13)	Mr. Smith did not earn or receive any compensation during Fiscal 2007.

(14)	Includes the following paid by us on behalf of or to Mr. Smith: (a) $150,000 for a Consultancy Fee; (b) $769 in Hong Kong Mandatory Provident Fund contribution; and (c) $10,429 in health insurance premiums for Mr. Smith and certain of his family members.
GRANT OF PLAN-BASED AWARDS
     There were no grants of plan-based awards to any of our Executive Officers during Transition Period 2007.

OUTSTANDING EQUITY AWARDS IN TRANSITION PERIOD 2007
     The following table summarizes information with respect to our outstanding equity awards held by our Executive Officers at September 30, 2007.

	Option Awards					Stock Awards
			Equity					Equity	Equity
			Incentive					Incentive Plan	Incentive Plan
			Plan					Awards:	Awards:
			Awards:					Number of	Market or
	Number of	Number of	Number of					Unearned	Payout Value
	Securities	Securities	Securities			Number of	Market Value	Shares, Units	of Unearned
	Underlying	Underlying	Underlying			Shares or	of Shares or	or Other	Shares, Units
	Unexercised	Unexercised	Unexercised	Option		Units of Stock	Units of Stock	Rights That	or Other Rights
	Options	Options	Unearned	Exercise	Option	That Have	That Have	Have Not	That Have Not
	(#)	(#)	Options	Price	Expiration	Not Vested	Not Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
David Hirschhorn Chief Executive Officer (formerly Co-Chief Executive Officer and Co-Chief Financial Officer)	—	—	—	—	—	329,875 (1)	118,755 (2)	—	—
Todd Parker (formerly Co-Chief Executive Officer and Co-Chief Financial Officer, resigned from both in Sep. 2007)	—	—	—	—	—	—	—	—	—
Dennis M. Smith Chief Financial Officer	30,000 (3)	—	90,000 (3)	—	—	—	—	—	—

(1)	Pursuant to his employment agreement, Mr. Hirschhorn was granted 1,250,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer on July 18, 2005. During Transition Period 2007, 275,114 of these shares accrued and had been recognized for financial statement reporting purposes. As of September 5, 2008, Mr. Hirschhorn is fully vested in these shares.

(2)	This is determined by multiplying the number of shares that had not vested by the market price for our Common Stock on September 30, 2007 of $0.36.

(3)	On December 12, 2006, our Board of Directors approved the grant of an option to acquire an aggregate of 120,000 shares of our Common Stock at an exercise price of $0.42 per share to Mr. Smith, in his capacity as a director and consultant of the Company. The shares underlying the option granted to Mr. Smith vest in quarterly increments over three years, beginning on the effective issuance date of December 12, 2006. As of September 30, 2007, 30,000 shares underlying the option were fully vested and 90,000 shares remained unvested. As of September 5, 2008, a total of 70,000 shares underlying the option have vested and 50,000 shares remain unvested.

OPTION EXERCISES AND STOCK VESTED DURING TRANSITION PERIOD 2007
     No options were exercised by our Executive Officers during Transition Period 2007. The following table summarizes information with respect to stock awards that vested during Transition Period 2007.

Options Awards			Stock Awards
	Number of shares	Value realized on	Number of shares	Value realized on
	acquired on	exercise	acquired on vesting	vesting
Name	exercise (#)	($)	(#)	($)

David Hirschhorn	—	—	275,114 (1)	99,041

Todd Parker	—	—	116,666 (2)	—

Dennis M. Smith	—	—	—	—

(1)	Pursuant to his employment agreement, Mr. Hirschhorn was granted 1,250,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer on July 18, 2005. During Transition Period 2007, 275,114 of these shares accrued and have been recognized for financial statement reporting purposes, As a result, Mr. Hirschhorn is vested in 920,125 shares as of the end of Transition Period 2007.

(2)	Pursuant to his employment agreement, Mr. Parker was granted 350,000 restricted shares of our Common Stock upon becoming our Co-Chief Executive Officer on July 18, 2005. Mr. Parker resigned as Co-Chief Executive Officer and Co-Chief Financial Officer in September 2007. During Transition Period 2007, 116,666 of these shares accrued and were recognized for financial statement reporting purposes. As a result, Mr. Parker is vested in 233,333 shares as of the end of Transition Period 2007.
PENSION BENEFITS
     We do not currently provide pension benefits to our Executive Officers or employees.
NON-QUALIFIED DEFERRED COMPENSATION
     No awards of non-qualified deferred compensation were made during Transition Period 2007.
DIRECTOR COMPENSATION
     We did not compensate the non-employee members of our Board of Directors during Transition Period 2007. Messrs. Hirschhorn and Smith are the only directors also serving as full-time employees of the Company. They received no additional compensation for serving as directors during Transition Period 2007.
     There are no automatic stock option programs in place for non-employee members of our Board.
Compensation Committee Interlocks and Insider Participation
     During Transition Period 2007, Dr. Schwartz and Mr. Sells served as members of the Compensation Committee. None of the members of the Compensation Committee was an officer or employee of the Company or its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during Transition Period 2007, none of the executive officers of the Company was a member of the board of directors, or any committee thereof, of any other entity one of the executive officers of which served as a member of the Board, or any committee thereof, of the Company.
CERTAIN TRANSACTIONS
Compensation of Our Chief Executive Officer and Chief Financial Officer
     During Fiscal 2008, we have entered into employment agreements with Mr. Hirschhorn and Mr. Smith.
     On July 1, 2008, we entered into an Employment Agreement with Mr. Hirschhorn (the “Hirschhorn Employment Agreement”) which sets forth the terms and provisions of Mr. Hirschhorn’s employment with us. Pursuant to the Hirschhorn Employment Agreement, the term of Mr. Hirschhorn’s employment will continue until July 1, 2013 or until terminated under Article 5 of the Hirschhorn Employment Agreement. Mr. Hirschhorn will receive a base salary of $480,000.00 for the first year of the Hirschhorn Employment Agreement; $540,000.00 for the second year of the Hirschhorn Employment Agreement; $600,000.00 for the third year of the Hirschhorn Employment Agreement; $630,000.00 for the fourth year of the Hirschhorn Employment Agreement; and $661,500 for the fifth and final year of the Hirschhorn Employment Agreement. He will be eligible to receive an annual incentive bonus as determined by the Compensation Committee of the Board of Directors in an amount not exceeding three times the Base Salary (as the term is defined in the Hirschhorn Employment Agreement) or 10% of our Company’s EBITDA for the immediately preceding fiscal year. Mr. Hirschhorn will be eligible to participate in any stock option, performance share, phantom stock or similar long-term stock-based incentive plan adopted by our Company for its employees in effect during his term of employment. The extent to which Mr. Hirschhorn shall participate in any such plan will be determined by the Compensation Committee.
     On July 1, 2008, Mr. Hirschhorn received options pursuant to an Option Grant Agreement to purchase up to 6,250,000 shares of our Company’s common stock at an initial exercise price of $0.625 per share. Such options shall vest in equal installments over a 5-year period commencing on July 1, 2008 and shall terminate 7 years from the date of grant.
     On December 17, 2007, our Company and Mr. Smith entered into an Employment Agreement (the “Smith Employment Agreement”), effective as of October 10, 2007, to employ Mr. Smith as the Chief Financial Office of the Company. Under the terms of the Smith Employment Agreement, Mr. Smith’s service as Chief Financial Officer commenced on October 10, 2007 and shall continue until terminated by death, disability or written notice of either party. Pursuant to the Smith Employment Agreement, Mr. Smith shall receive a base salary of $275,000 per fiscal year. Mr. Smith shall additionally be entitled to receive an annual incentive bonus as determined by the Company’s Board of Directors or the Compensation Committee. Mr. Smith will be eligible to participate in any stock option, performance share, phantom stock or similar long-term stock-based incentive plan adopted by our Company for its employees in effect during his term of employment. The extent to which Mr. Smith shall participate in any such plan will be determined by the Compensation Committee.
     On December 17, 2007, in connection with the Smith Employment Agreement, the Company entered an Option Grant Agreement with Mr. Smith, effective as of October 10, 2007, under which the Company granted to Mr. Smith an incentive stock option to purchase 600,000 shares of our Common Stock at an exercise price of $0.3125 per share, which option shall terminate on October 10, 2014. Mr. Smith’s option to purchase shall vest incrementally on the following vesting schedule: (1) the option to purchase up to 150,000 shares vested immediately on October 10, 2007; (2) the option to purchase up to 150,000 shares shall vest on October 10, 2008; and (3) the option to purchase the remaining 300,000 shares shall vest on October 10, 2009.
Advisory Board
     On August 22, 2005, we announced the creation of an Advisory Board with seven initial members. In a Current Report on Form 8-K filed with the SEC on August 23, 2005, which report is incorporated herein by reference, we disclosed that we intended to issue warrants to purchase up to 900,000 shares of our Common Stock to Advisory Board members as compensation for their service. A form of Advisory Board warrant was filed as Exhibit 4.2 to the Current Report on Form 8-K filed on August 23, 2005. On November 9, 2005, we delivered 727,500 such warrants to our Advisory Board members, with an effective issuance date of August 2, 2005. All such warrants were issued with Black-Scholes assumptions of 99% volatility, $0.35 share price, risk-free interest of 4.1% and exercise price of $0.35. The warrants become one-third vested upon issuance and vest an additional third after each calendar year. The warrants are fully vested after two years. On December 12, 2006, our Board of Directors approved the issuance of a warrant to purchase 50,000 shares of our Common Stock at an exercise price of $0.45 per share to Steven Spector, upon his addition as an Advisory Board member. The shares underlying the warrant issued to Mr. Spector became fully vested on December 12, 2006. The warrant issued to Mr. Spector expires on December 12, 2008. On September 11, 2007, our Board of Directors approved the issuance of warrants to purchase 350,000 shares of our Common Stock at an exercise price of $0.45 per share to six new members of our Advisory Board. The shares underlying these warrants become fully vested on September 11, 2009. These warrants expire on September 11, 2009.
CSA II, LLC Advance
     On April 28, 2006, we entered into an agreement with CSA II, LLC, a Cayman Islands company controlled by Dennis M. Smith, one of our directors and now, our chief financial officer. Under the terms of this agreement, we advanced $333,333 to CSA II, LLC to finance the purchase of securities issued by Cross Shore Acquisition Corporation, a Delaware corporation (“Cross Shore”), pursuant to a private placement of $112,000,008 of Cross Shore’s securities completed on April 24, 2006. The securities are listed on the Alternative Investment Market of the London Stock Exchange and started trading on April 28,2006. On August 29, 2007, Cross Shore completed an acquisition by way of a reverse merger with Research Pharmaceutical Services, Inc. (“RPS”) and changed its name to RPS as part of the transaction. At December 31, 2007, CSA II, LLC held 167,420 common shares in RPS. In addition, for consideration of $239.38, we purchased warrants to purchase 239,375 membership units of CSA II, LLC, constituting 22.5% of the total issued limited liability company interests outstanding on a fully diluted basis upon payment of the exercise price equal to $0.001 per unit. On May 24, 2006, we received a partial repayment of this advance in the amount of $60,654 leaving a balance of approximately $272,000 at January 31, 2007. On June 12, 2006, we were reimbursed $75,000, representing expenses associated with this advance. In October 2007, approximately $33,000 was reimbursed to us, leaving a balance outstanding of $239,000 as of September 5, 2008. Mr. Smith’s interests in RPS represent less than 2% of the issued and outstanding share capital of RPS as of the date of the completion of the reverse merger in August 2007.

Sub-Lease from HSP, Inc.
     The Company is currently subleasing office space located at 433 N. Camden, Suite 810, Beverly Hills, California 90210 from HSP, Inc., which is a related entity to SMP Investments, LLC, an affiliate of the Company. The sub-lease is for a term of five years at a monthly rental of $3,912.35, subject to adjustment downward based on other subtenants occupying space at the same location.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
     During Transition Period 2007, the Board of Directors set the salaries and other compensation of our executive officers and certain other key employees and administered our stock option and bonus plans.
General Compensation Policy
     For Transition Period 2007, the Board of Directors determined the base salary for the Chief Executive Officer. The goal of the Board of Directors’ compensation policy during the last fiscal year was to retain, motivate and reward management through our compensation policies and awards. Generally, compensation of executive officers is designed to be competitive, to reward exceptional performance and to align the interest of executive officers with the interests of stockholders. The Board of Directors has approved compensation policies consistent with these goals and has authorized the Board of Directors to supervise the implementation of these policies. Our compensation program for executives consists of three basic elements: (a) base salary; (b) performance-based bonuses; and (c) periodic grants of stock options.
     Base Salary. Base salary is generally set within the ranges of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies of similar size, complexity and profitability taking into account the position involved and the level of the executive’s experience. In addition, consideration is given to other factors, including an officer’s contribution to us as a whole.
     Bonus Compensation. The Board of Directors believes that cash bonuses are an important part of executive officer’s compensation. The actual amount to be awarded to an executive officer is contingent upon our meeting specified corporate goals and the officer meeting specified individual goals, with corporate performance having a significantly heavier weighting in the calculation of an executive officer’s bonus.
     Long Term Incentives. Currently, stock options are our primary long-term incentive vehicle. Substantially all of our employees are eligible for stock option awards on an annual basis. Whether an award is made, and the size of the award, is based on position, responsibilities and corporate and individual performance. During Transition Period 2007, we did not grant any options to the named executive officers and directors to purchase shares of our Common Stock.
     The Board of Directors has the authority to review annually the annual and long-term compensation of all of our executives and employees to assure that all such executives and employees continue to be properly motivated to serve the interests of our stockholders.
     Federal tax law establishes certain requirements in order for compensation exceeding $1 million earned by certain executives to be deductible. Because no executive officer had total compensation exceeding $1 million in the previous fiscal year, the Board of Directors has not found it necessary to address the issues related to these requirements.
Executive Compensation for the Transition Period Ended September 30, 2007
     Mr. Hirschhorn served as our Chief Executive Officer for Transition Period 2007. For Transition Period 2007, Mr. Hirschhorn received a salary of $183,508, stock awards of $99,041 and no bonus or other compensation. During Transition Period 2007, Mr. Smith was a consultant and received consulting fees of $200,000 and no bonus or other compensation. The Board of Directors believes that Mr. Hirschhorn’s and Mr. Smith’s consulting fees and other compensation for Transition Period 2007 were determined in a manner generally consistent with the factors described above. Our Board of Directors believes that our executives are adequately compensated based upon our current level of development. Our executives and related incentive compensation are structured to reward our entrance into our chosen industry segments through investment, acquisition, merger and maintaining access to growth capital. At such time as we close on an appropriately sized transaction, our Board of Directors may re-evaluate our executive employment agreements based upon prevailing trends in compensation for similar sized entities in our chosen industries.
     The majority of our executive compensation is in the form of restricted stock and future restricted stock awards. Our management and our Board of Directors believe this aligns the interests of our executives with the interests of our stockholders.
David Hirschhorn
Todd Parker
Dennis M. Smith
Robert N. Schwartz, Ph.D.
Richardson E. Sells

REPORT OF THE AUDIT COMMITTEE
     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors and which is attached to the Company’s Code of Ethics, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company’s independent auditors. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company’s independent auditors with respect to the financial statements.
     In fulfilling its oversight responsibility of reviewing the services performed by the Company’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee met with the independent auditors to discuss the results of their examinations, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee has also reviewed and discussed with senior management the Company’s audited financial statements included in the Annual Report on Form 10-KT/A for the transition period ended September 30, 2007. Management has confirmed to the Audit Committee that the financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles. Further, the Company’s Chief Executive Officer and Principal Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.
     The Audit Committee has discussed with Mendoza Berger & Company, LLP (“MBC”), the Company’s independent auditors for the transition period ended September 30, 2007, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires the Company’s independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.
     The Audit Committee has received from MBC a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between MBC and the Company that in its professional judgment may reasonably be thought to bear on independence. MBC has discussed its independence with the Audit Committee, and has confirmed in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws. The Audit Committee also considered whether MBC’s provision of non-audit services to the Company and its affiliates is compatible with MBC’s independence. MBC does not provide any non-audit services to the Company.
     Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KT/A for the Transition Period Ended September 30, 2007.
Todd Parker
Richardson E. Sells
Robert N. Schwartz, Ph.D.
     The foregoing Audit Committee Report will not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN
     The following graph compares the cumulative total stockholder return on our Common Stock on September 30, 2002, and as of the end of each fiscal year through September 30, 2007, with the cumulative total return of the NASDAQ Market Index, our prior self-determined industry peer group index (the “Old Peer Group Index”) and our current self-determined industry peer group index (the “New Peer Group Index”). The Old Peer Group Index is made up of Community Health Systems, Inc., Health Management Associates Inc. and Lifepoint Hospitals Inc. The New Peer Group Index is made up of AmSurg Corp., Community Health Systems, Inc., Health Management Associates Inc., Novamed Inc. and Universal Health Services, Inc. This graph assumes the investment of $100 on September 30, 2002, in our Common Stock, the NASDAQ Market Index, the Old Peer Group Index and the New Peer Group Index. Although our Common Stock stopped trading on the NASDAQ National Market on December 21, 2001, and is now quoted by Pink Sheets, LLC, we have compared the cumulative total stockholder return of our Common Stock with the NASDAQ Market Index because we believe this provides stockholders with a broad index comparison. The comparisons shown on the following graph are not intended to forecast or be indicative of possible future performance of our Common Stock.

	2002	2003	2004	2005	2006	2007
TRI-ISTHMUS GROUP, INC.	100.00	36.36	9.09	16.82	15.45	16.36
NASDAQ MARKET INDEX	100.00	153.26	162.48	184.85	195.81	234.00
OLD PEER GROUP INDEX	100.00	95.83	100.54	129.44	117.46	78.22
NEW PEER GROUP INDEX	100.00	99.04	98.01	120.51	119.42	87.05

WHERE YOU CAN FIND MORE INFORMATION
     Our Annual Report on Form 10-KT/A for the transition period ended September 30, 2007 is being mailed to the stockholders together with this proxy statement; however, the report is not part of the proxy solicitation materials. Copies of the Company’s Annual Report on Form 10-KT/A for the transition period ended September 30, 2007, may be obtained without charge upon request to:
Tri-Isthmus Group, Inc.
9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
Attention: Investor Relations
Tel. 310.860.2501
OTHER MATTERS
     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

TRI-ISTHMUS GROUP, INC.
9663 Santa Monica Blvd., Suite 959
Beverly Hills, California 90210
This Proxy is Being Solicited on Behalf of the Board of Directors
The undersigned stockholder(s) of Tri-Isthmus Group, Inc., a corporation organized under the laws of the State of Delaware, hereby appoints David Hirschhorn and Todd Parker or either of them as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated below, all of the shares of Tri-Isthmus Group, Inc., which the undersigned is or may be entitled to vote at the Annual Meeting of Stockholders to be held on Monday, September 29, 2008, at 10:00 a.m. local time, at the offices of K&L Gates LLP, 1717 Main Street, Suite 2800, Dallas, TX 75201, or any adjournments or postponements thereof.
(Continued and to be dated and signed on reverse side)

DETACH PROXY CARD HERE

The Board of Directors recommends a vote FOR the proposals below.
1.	To elect five directors.

[_] FOR all nominees listed	[_] WITHHOLD AUTHORITY
(except those nominees whose	to vote for all nominees listed
names have been stricken pursuant
to the instruction below)
Nominees: David Hirschhorn, Todd Parker, Dennis M. Smith, Robert N. Schwartz, Ph.D. and Richardson E. Sells.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list above)
2.	To approve the ratification of the appointment of Whitley Penn LLP, as the independent accountants of the Company for the fiscal year ending September 30, 2008.

[_] FOR	[_] AGAINST	[_] ABSTAIN
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.
If no direction is made, this proxy will be voted “FOR” each of the nominees for director in Proposal 1, and “FOR” Proposal 2.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated September 5, 2008.

Date:

Signature:

(Signature)
Title:

Signature:

(Signature if held jointly)
Title:

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.